                             THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                               TABLE OF CONTENTS
                            AS OF SEPTEMBER 30, 1998

       INFORMATION                                                            PAGE
       -----------                                                            ----

Overview                                                                      5-6

Summary of Properties                                                         7-8

Supplemental Financial Data                                                    9

Property Operating Income                                                    10-13

Occupancy Analysis                                                            14

Lease Expiration Schedule                                                    15-16

Rental Rate Analysis                                                          17

Summary of Outstanding Consolidated Indebtedness                              18

Summary of Outstanding Unconsolidated Indebtedness                            19

Mills Gross Sales                                                             20

Capital Expenditures                                                         21-23

                              THE MILLS CORPORATION
                                    OVERVIEW

THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT") .

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of September 30, 1998, a 1% interest as the sole general partner and a 58.3% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion, and management of super-regional, value and entertainment-oriented shopping centers (the "Mills") and community shopping centers (the "Community Centers"). As of September 30, 1998, the Operating Partnership owns or holds an interest in the following operating properties:

        Mills                                      Location
        -----                                      --------

        Franklin Mills                             Philadelphia, PA
        Gurnee Mills                               Gurnee, IL (Chicago)
        Potomac Mills                              Woodbridge, VA (Washington, DC)
        Sawgrass Mills                             Sunrise, FL (Ft. Lauderdale)
        Ontario Mills                              Ontario, CA (Los Angeles)
        Grapevine Mills                            Grapevine, TX (Dallas/Fort Worth)
        Arizona Mills                              Tempe, AZ (Phoenix)

        Community Centers                          Location
        -----------------                          --------

        Butterfield Plaza                          Downers Grove, IL
        Coopers Plaza                              Voorhees, NJ
        Crosswinds Center                          St. Petersburg, FL
        Fashion Place                              Columbia, SC
        Germantown Commons Shopping Center         Germantown, MD
        Gwinnett Marketfair                        Duluth, GA
        Liberty Plaza                              Philadelphia, PA
        Montgomery Village Off-Price Center        Gaithersburg, MD
        Mount Prospect Plaza                       Mount Prospect, IL
        West Falls Church Outlet Center            Falls Church, VA
        Western Hills Plaza                        Cincinnati, OH


In addition to the operating properties, the Company is actively involved in the pre-development or development of a number of new projects, including The Block at Orange (Orange, California), Sawgrass Phase III Expansion (Sunrise, FL), Katy Mills (Houston, TX), Concord Mills (Charlotte, NC), Opry Mills (Nashville, TN), Vaughan Mills (Toronto, Cananda), and Meadowlands Mills (Carlstadt, NJ).

PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of September 30, 1998 for the Company and Operating Partnership.

                              THE MILLS CORPORATION
                                    OVERVIEW

CAUTIONARY STATEMENT

Certain matters discussed in this form 8-K and the information incorporated by reference herein contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operation and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                             THE MILLS CORPORATION
                             SUMMARY OF PROPERTIES

The following table sets forth certain information with respect to the Properties and the Mills under development as of September 30, 1998:

                                                                                                      Approx.       Approx.
                                                                                       Total          Anchor       Specialty
                                                                                      Approx.          Store         Store
                                   Metropolitan           Year        Ownership         GLA             GLA           GLA
         Name/Location             Area Serviced         Opened       Percentage     (Sq. Ft.) (1)  (sq. ft.) (1)  (sq. ft.) (1)
         -------------             -------------         ------       ----------     -------------  -------------  -------------
     Mills
     Potomac Mills......        Washington D.C./        1985          100%            1,636,870       1,009,010       627,860
            Woodbridge, VA         Baltimore
     Franklin Mills.....        Philadelphia/           1989          100%            1,720,867       1,123,476       597,391
            Philadelphia, PA       Wilmington
     Sawgrass Mills.....        Fort Lauderdale, FL/    1990          100%            1,878,522       1,201,905       676,617
            Sunrise, FL            Miami/Palm Beach
     Gurnee Mills......         Chicago/Milwaukee       1991          100%            1,653,978       1,020,676       633,302
             Gurnee, IL
     Ontario Mills......        Los Angeles             1996          50%             1,343,385 (4)     824,109       519,276
             Ontario, CA
     Grapevine Mills.....       Dallas/Fort Worth       1997          37.5%           1,240,781 (5)     698,010       542,771
          Grapevine, TX
     Arizona Mills......        Phoenix                 1997          36.8%           1,208,899         675,737       533,162
          Tempe, AZ
                                                                                    -----------     ------------   -----------
                Mills Totals/Weighted Averages......................                 10,683,302       6,552,923     4,130,379
                                                                                    ===========     ============   ===========

     Community Centers (11 Centers)                                                   2,220,348       1,378,956       841,392
                                                                                    ===========     ============   ===========



                                                                                                12 Mos. Ended
                                                                    Annualized      No. of         9/30/98
                                   Metropolitan         Percent        Base         Anchor     Specialty Store
         Name/Location             Area Serviced       Leased (2)    Rent (7)      Stores (3)     Sales PSF
         -------------             -------------       ----------    --------      ----------     ---------
     Mills
     Potomac Mills......        Washington D.C./          96%       $  20,849,541        17        $ 326
            Woodbridge, VA         Baltimore
     Franklin Mills.....        Philadelphia/             96%          16,939,211        18          294
            Philadelphia, PA       Wilmington
     Sawgrass Mills.....        Fort Lauderdale, FL/      97%          24,290,185        20          453
            Sunrise, FL            Miami/Palm Beach
     Gurnee Mills......         Chicago/Milwaukee         95%          16,442,178        16          277
             Gurnee, IL
     Ontario Mills......        Los Angeles               99%          18,451,452        18          346
             Ontario, CA
     Grapevine Mills.....       Dallas/Fort Worth         96%          20,683,833        16       N/A (6)
          Grapevine, TX
     Arizona Mills......        Phoenix                   96%          18,864,242        15       N/A (6)
          Tempe, AZ
                                                                   --------------  ---------
                Mills Totals/Weighted Averages........    96%         136,520,642       120        $ 344
                                                                   ==============  =========

     Community Centers (11 Centers)                       94%          18,587,510        28
                                                                   ==============  =========

(1) Includes 962,163 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza-13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA and On tario Mills-125,000 square feet of GLA.

(2) Percent Leased is defined as all space leased and for which rent is being paid as of September 30, 1998, excluding tenants with leases having a term of less than 1 year plus GLA owned by certain store tenants as described in footnote (1).

(3) Anchor stores include all stores occupying more than 20,000 square feet.

(4) Ontario Mills can be expanded to contain approximately 1.7 million square feet of GLA, including GLA owned by certain store tenants.

(5) Grapevine Mills can be expanded to contain approximately 1.5 million square feet of GLA, including GLA owned by certain store tenants.

(6) 12 Mos. Ended 9/30/98 Specialty Store Sales PSF information is not available for Grapevine Mills and Arizona Mills which commenced business in October 1997 and November 1997, respectively.

(7) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising gross leaseable occupied area at 9/98 multiplied by 12.

                             THE MILLS CORPORATION
                             SUMMARY OF PROPERTIES

MILLS UNDER DEVELOPMENT

                                                               Actual/
                                                             Anticipated     Anticipated        Approx.
                                        Metropolitan         Construction     Opening             GLA
         Name/Location                  Area Serviced       Start Date (1)    Date (1)      (Sq. Ft.) (1,2)
     ----------------------          --------------------   --------------   ----------    -----------------
     The Block at Orange             Los Angeles/              1997            1998 (6)       811,000
          Orange, CA                      Orange County
     Sawgrass Phase III Expansion    Fort Lauderdale, FL/      1997            1999           300,000
            Sunrise, FL                 Miami/Palm Beach
     Katy Mills                      Houston                   1998            1999         1,400,000
           Houston, TX
     Concord Mills                   Charlotte                 1998            1999         1,400,000
           Concord, NC
     Opry Mills                      Nashville                 1998            2000         1,200,000
            Nashville, TN
     Vaughan Mills                   Toronto                   1999           N/A (3)       1,400,000
           Vaughan, Ontario
     Meadowlands Mills               New York City/            1999           N/A (3)       N/A (3)
           Carlstadt, NJ                Northern New Jersey


                                                                               Estimated          Anchor
                                                                               Aggregate          Store
                                        Metropolitan            Company       Project Cost        Tenant
         Name/Location                  Area Serviced          Ownership     (millions) (1)    Commitments
     ----------------------          --------------------     -----------    --------------    ------------
     The Block at Orange             Los Angeles/                50.0%           $ 194              11
          Orange, CA                      Orange County
     Sawgrass Phase III Expansion    Fort Lauderdale, FL/        50.0%           $ 66                3
            Sunrise, FL                 Miami/Palm Beach
     Katy Mills                      Houston                     75.0%           $ 248              12
           Houston, TX
     Concord Mills                   Charlotte                   50.0%           $ 217              10
           Concord, NC
     Opry Mills                      Nashville                   66.7%           $ 222               5
            Nashville, TN
     Vaughan Mills                   Toronto                    N/A (3)          $ 222            N/A (4)
           Vaughan, Ontario
     Meadowlands Mills               New York City/              66.7%         N/A (3)            N/A (5)
           Carlstadt, NJ                Northern New Jersey

(1) Anticipated Construction Start Dates and Opening Dates and Approximate GLA may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2) Approximate GLA includes space that may be owned by certain anchor store tenants.

(3) The ownership structure, budgets, start dates and/or opening dates for these properties have not yet been determined.

(4) The Company's leasing efforts have not yet commenced for this project.

(5) Leasing activity has not yet commenced for this project, however, the Company has received letters of interest from 17 anchor store tenants.

(6) The project opened on November 19, 1998.

                             THE MILLS CORPORATION
                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPTS PER SHARE DATA)

                                                                          THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                             September 30                    September 30
                                                                        1998            1997            1998            1997
                                                                    -------------   -------------   -------------   -------------
STATEMENT OF OPERATIONS DATA:

      REVENUES:
         Minimum rent                                                    $25,229         $24,377         $74,802         $71,395
         Percentage rent                                                     573           1,043           1,972           3,165
         Recoveries from tenants                                          12,361          11,952          36,534          34,924
         Other property revenue                                            1,972           2,287           4,950           4,919
         Fee income                                                        3,006           2,056           7,750           6,417
         Interest income                                                     542             531           2,330           2,166
                                                                    -------------   -------------   -------------   -------------
         Total revenues                                                   43,683          42,246         128,338         122,986

      EXPENSES:
         Recoverable from tenants                                         11,121          10,842          32,021          31,531
         Other property operating                                          1,288           1,498           3,995           4,699
         General and administrative                                        2,311           2,499           7,295           6,736
         Interest expense                                                 11,146           9,424          33,060          31,468
         Depreciation and amortization                                     9,114           9,151          27,411          25,998
                                                                    -------------   -------------   -------------   -------------
         Total expenses                                                   34,980          33,414         103,782         100,432

      Other income/(expense)                                                (454)            181            (540)            384
      Equity in earnings of unconsolidated joint ventures                    657             421           3,488           1,422
                                                                    -------------   -------------   -------------   -------------

      Income before extraordinary item and minority interest               8,906           9,434          27,504          24,360

      Extraordinary loss                                                       0               0            (422)         (8,060)
                                                                    -------------   -------------   -------------   -------------

      Income before minority interest                                      8,906           9,434          27,082          16,300

      Minority interest                                                   (3,621)         (3,820)        (11,049)         (6,999)
                                                                    -------------   -------------   -------------   -------------

      Net income                                                          $5,285          $5,614         $16,033          $9,301
                                                                    =============   =============   =============   =============

      Net income per share before extraordinary item                       $0.23           $0.24           $0.71           $0.65
                                                                    =============   =============   =============   =============
      Net income per share (Basic)                                         $0.23           $0.24           $0.70           $0.43
                                                                    =============   =============   =============   =============
      Net income per share (Diluted)                                       $0.23           $0.24           $0.69           $0.43
                                                                    =============   =============   =============   =============

FUNDS FROM OPERATIONS (*):
      Income before extraordinary item
         and minority interest                                            $8,906          $9,434         $27,504         $24,360

      Adjustments:
         Add:  Depreciation and amortization of real estate
               assets                                                      8,222           8,370          24,591          23,817
         Add:  Real estate depreciation and amortization
               of unconsolidated joint ventures                            3,126             930           8,015           2,576
         Add:  Extraordinary loss on debt extinguishment of
               unconsolidated joint ventures                                  -               -               -              397
                                                                    -------------   -------------   -------------   -------------


      Funds from operations                                              $20,254         $18,734         $60,110         $51,150
                                                                    =============   =============   =============   =============


      BASIC:
      Weighted average shares                                             23,039          22,881          22,963          21,054
      Weighted average shares and units                                   38,884          38,836          38,840          37,245

      DILUTED:
      Weighted average shares                                             23,386          23,450          23,360          21,516
      Weighted average shares and units                                   39,231          39,404          39,237          37,708

----------------------------------------

(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)




THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

WHOLLY OWNED PROPERTIES

                                                                                                       Community
                                        Potomac      Franklin     Sawgrass      Gurnee    Mainstreet    Centers       Total
                                        -------      --------     --------      ------    ----------    -------       -----
RENTAL REVENUES:
    Minimum rent                          $ 15,702     $ 12,710     $ 19,357     $ 12,489     $ 1,070     $ 13,474     $ 74,802
    Percentage rent  (2)                       139          171        1,003          246         194          219        1,972
    Recoveries from tenants                  6,679        8,553       10,414        6,813          37        4,038       36,534
    Other revenue                              625          619        2,295          926         398           87        4,950
                                      ------------------------------------------------------------------------------------------
        Total rental revenues               23,145       22,053       33,069       20,474       1,699       17,818      118,258

PROPERTY OPERATING COSTS:
    Recoverable from tenants                 5,565        6,724        9,376        6,079           -        4,277       32,021
    Other operating                            550          804          309          828       1,101          403        3,995
                                      ------------------------------------------------------------------------------------------
        Total property operating costs       6,115        7,528        9,685        6,907       1,101        4,680       36,016

                                      ------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                 $ 17,030     $ 14,525     $ 23,384     $ 13,567       $ 598     $ 13,138     $ 82,242
                                      ==========================================================================================


UNCONSOLIDATED JOINT VENTURES

                                        Ontario     Grapevine     Arizona       Other        Total
                                        -------     ---------     -------       -----        -----
RENTAL REVENUES:
    Minimum rent                          $ 14,114     $ 15,385     $ 14,317        $ 384    $ 44,200
    Percentage rent  (2)                       191          176          134            -         501
    Recoveries from tenants                  6,550        6,288        5,755           21      18,614
    Other revenue                            1,324        1,456        1,214            7       4,001
                                      ----------------------------------------------------------------
        Total rental revenues               22,179       23,305       21,420          412      67,316

PROPERTY OPERATING COSTS:
    Recoverable from tenants                 6,266        5,910        5,128           68      17,372
    Other operating                          1,138          931        1,362          398       3,829
                                      ----------------------------------------------------------------
        Total property operating costs       7,404        6,841        6,490          466      21,201

                                      ----------------------------------------------------------------
PROPERTY OPERATING INCOME                 $ 14,775     $ 16,464     $ 14,930        $ (54)   $ 46,115
                                      ================================================================

    Mills Share (1)                       $  6,127     $  5,411     $  5,501        $ (27)   $ 17,011
                                      ================================================================

(1) Based on Mills share of distributable cash flow for the nine months ended September 30, 1998, excluding management fees.

(2) The percentage rents for the nine months ended September 30, 1998, will not be comparable with the prior year period due to the implementation in 1998 of EITF 98-9 (Emerging Issues Task Force) which does not allow the Company to accrue percentage rents until the tenant's sales have reached the breakpoints in the respective leases.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                                       Community
                                        Potomac      Franklin     Sawgrass      Gurnee    Mainstreet    Centers       Total
                                        -------      --------     --------      ------    ----------    -------       -----
RENTAL REVENUES:
    Minimum rent                          $ 15,534     $ 11,952     $ 18,479     $ 11,440     $ 1,035     $ 12,955     $ 71,395
    Percentage rent  (2)                       290          308        1,836          191         102          438        3,165
    Recoveries from tenants                  6,005        8,353        9,852        6,750          39        3,925       34,924
    Other revenue                              736          936        1,781        1,014         319          133        4,919
                                      ------------------------------------------------------------------------------------------
        Total rental revenues               22,565       21,549       31,948       19,395       1,495       17,451      114,403

PROPERTY OPERATING COSTS:
    Recoverable from tenants                 5,133        7,120        8,983        6,132           -        4,163       31,531
    Other operating                            509          912          505          915       1,201          657        4,699
                                      ------------------------------------------------------------------------------------------
        Total property operating costs       5,642        8,032        9,488        7,047       1,201        4,820       36,230

                                      ------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                 $ 16,923     $ 13,517     $ 22,460     $ 12,348     $   294     $ 12,631     $ 78,173
                                      ==========================================================================================



UNCONSOLIDATED JOINT VENTURES

                                        Ontario       Other        Total
                                        -------       -----        -----
RENTAL REVENUES:
    Minimum rent                          $ 13,122        $ 231     $ 13,353
    Percentage rent  (2)                       537            -          537
    Recoveries from tenants                  5,610            8        5,618
    Other revenue                            1,167           59        1,226
                                      ---------------------------------------
        Total rental revenues               20,436          298       20,734

PROPERTY OPERATING COSTS:
    Recoverable from tenants                 5,662          150        5,812
    Other operating                            931          370        1,301
                                      ---------------------------------------
        Total property operating costs       6,593          520        7,113

                                      ---------------------------------------
PROPERTY OPERATING INCOME                 $ 13,843       $ (222)    $ 13,621
                                      =======================================

    Mills Share (1)                       $  5,698       $ (129)    $  5,569
                                      =======================================

(1) Based on Mills share of distributable cash flow for the nine months ended September 30, 1997, excluding management fees

(2) The percentage rents for the nine months ended September 30, 1997, will not be comparable with the same period in 1998 due to the implementation in 1998 of EITF 98-9 (Emerging Issues Task Force) which does not allow the Company to accrue percentage rents until the tenant's sales have reached the breakpoints in the respective leases.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998

WHOLLY OWNED PROPERTIES

                                                                                                       Community
                                        Potomac      Franklin     Sawgrass      Gurnee    Mainstreet    Centers       Total
                                        -------      --------     --------      ------    ----------    -------       -----
RENTAL REVENUES:
    Minimum rent                           $ 5,212      $ 4,364      $ 6,465      $ 4,114       $ 401      $ 4,673     $ 25,229
    Percentage rent  (2)                        15           13          382           52          92           19          573
    Recoveries from tenants                  2,231        2,891        3,445        2,342          17        1,435       12,361
    Other revenue                              284          189          994          319         175           11        1,972
                                      ------------------------------------------------------------------------------------------
        Total rental revenues                7,742        7,457        11,286        6,827        685        6,138       40,135

PROPERTY OPERATING COSTS:
    Recoverable from tenants                 1,877        2,328        3,164        2,107           -        1,645       11,121
    Other operating                            176          277           93          265         354          123        1,288
                                      ------------------------------------------------------------------------------------------
        Total property operating costs       2,053        2,605        3,257        2,372         354        1,768       12,409

                                      ------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                  $ 5,689      $ 4,852      $ 8,029      $ 4,455       $ 331      $ 4,370     $ 27,726
                                      ==========================================================================================


UNCONSOLIDATED JOINT VENTURES

                                        Ontario     Grapevine     Arizona       Other        Total
                                        -------     ---------     -------       -----        -----
RENTAL REVENUES:
    Minimum rent                           $ 4,766      $ 5,354      $ 5,116        $ 117    $ 15,353
    Percentage rent  (2)                       (13)          (2)         (99)           -        (114)
    Recoveries from tenants                  2,255        2,038        1,921            7       6,221
    Other revenue                              475          548          391           19       1,433
                                      ----------------------------------------------------------------
        Total rental revenues                7,483        7,938        7,329          143      22,893

PROPERTY OPERATING COSTS:
    Recoverable from tenants                 2,147        1,701        1,947           22       5,817
    Other operating                            286          296          405           93       1,080
                                      ----------------------------------------------------------------
        Total property operating costs       2,433        1,997        2,352          115       7,654

                                      ----------------------------------------------------------------
PROPERTY OPERATING INCOME                  $ 5,050      $ 5,941      $ 4,977        $  28    $ 15,996
                                      ================================================================

    Mills Share (1)                        $ 2,052      $ 1,963      $ 1,834        $  13     $ 5,862
                                      ================================================================

(1) Based on Mills share of distributable cash flow for the three months ended September 30, 1998, excluding management fees.

(2) The percentage rents for the three months ended September 30, 1998, will not be comparable with the prior year period due to the implementation in 1998 of EITF 98-9 (Emerging Issues Task Force) which does not allow the Company to accrue percentage rents until the tenant's sales have reached the breakpoints in the respective leases.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                                       Community
                                        Potomac      Franklin     Sawgrass      Gurnee    Mainstreet    Centers       Total
                                        -------      --------     --------      ------    ----------    -------       -----
RENTAL REVENUES:
    Minimum rent                           $ 5,250      $ 4,138      $ 6,341      $ 3,907       $ 385      $ 4,356     $ 24,377
    Percentage rent  (2)                       100          104          626           68          45          100        1,043
    Recoveries from tenants                  2,026        2,915        3,324        2,302          15        1,370       11,952
    Other revenue                              395          482          735          456         135           84        2,287
                                      ------------------------------------------------------------------------------------------
        Total rental revenues                7,771        7,639       11,026        6,733         580        5,910       39,659

PROPERTY OPERATING COSTS:
    Recoverable from tenants                 1,707        2,451        3,030        2,104           -        1,550       10,842
    Other operating                            136          342          107          261         386          266        1,498
                                      ------------------------------------------------------------------------------------------
        Total property operating costs       1,843        2,793        3,137        2,365         386        1,816       12,340

                                      ==========================================================================================
PROPERTY OPERATING INCOME                  $ 5,928      $ 4,846      $ 7,889      $ 4,368       $ 194      $ 4,094     $ 27,319
                                      ==========================================================================================



UNCONSOLIDATED JOINT VENTURES

                                        Ontario       Other        Total
                                        -------       -----        -----
RENTAL REVENUES:
    Minimum rent                           $ 4,781       $   86      $ 4,867
    Percentage rent  (2)                        77            -           77
    Recoveries from tenants                  2,108            4        2,112
    Other revenue                              383           36          419
                                      ---------------------------------------
        Total rental revenues                7,349          126        7,475

PROPERTY OPERATING COSTS:
    Recoverable from tenants                 2,071          112        2,183
    Other operating                            220          121          341
                                      ---------------------------------------
        Total property operating costs       2,291          233        2,524

                                      ---------------------------------------
PROPERTY OPERATING INCOME                  $ 5,058       $ (107)     $ 4,951
                                      =======================================

    Mills Share (1)                        $ 2,099       $  (65)     $ 2,034
                                      =======================================

(1) Based on Mills share of distributable cash flow for the three months ended September 30, 1997, excluding management fees

(2) The percentage rents for the three months ended September 30, 1997, will not be comparable with the same period in 1998 due to the implementation in 1998 of EITF 98-9 (Emerging Issues Task Force) which does not allow the Company to accrue percentage rents until the tenant's sales have reached the breakpoints in the respective leases.

                              THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS

                                      GROSS LEASED & OCCUPIED AREA (S.F.) (1)

                                             GLA Occupied (3)
Project                   Total GLA               at 9/98                %
-------                   ---------               -------                -

Potomac Mills                  1,636,870         1,571,800                 96.02%
Franklin Mills                 1,720,867         1,644,444                 95.56%
Sawgrass Mills                 1,878,522         1,819,674                 96.87%
Gurnee Mills                   1,653,978         1,570,301                 94.94%
                         --------------------------------------------------------
Total Mills                    6,890,237         6,606,219                 95.88%

Butterfield                      114,610           104,610                 91.27%
Coopers Crossing                 173,509           173,509                100.00%
Crosswinds                       144,119           141,438                 98.14%
Fashion Place                    147,950           127,058                 85.88%
Germantown                       177,097           161,309                 91.09%
Gwinnett                         194,719           186,079                 95.56%
Liberty Plaza                    315,033           292,807                 92.94%
Montgomery Village               117,391           116,079                 98.88%
Mt. Prospect                     298,600           289,252                 96.87%
West Falls Church                 87,824            85,433                 97.28%
Western Hills                    449,496           412,521                 91.77%
                         --------------------------------------------------------
                               2,220,348         2,090,095                 94.13%

                         --------------------------------------------------------
Total Wholly Owned             9,110,585         8,696,314                 95.45%
                         ========================================================

Joint Ventures:

Ontario Mills                  1,343,385         1,325,549                 98.67%
Grapevine Mills                1,240,781         1,193,787                 96.21%
Arizona Mills                  1,208,899         1,159,996                 95.95%
                         --------------------------------------------------------

Total Joint Ventures           3,793,065         3,679,332                 97.00%
                         ========================================================

Total Wholly Owned
  and Joint Venture           12,903,650        12,375,646                 95.91%
                         ========================================================


                           GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)

                          Total Small           GLA Occupied (3)
Project                     Shop GLA                 at 9/98              %
-------                     --------                 -------              -

Potomac Mills                     627,860           595,320                 94.82%
Franklin Mills                    597,391           520,968                 87.21%
Sawgrass Mills                    676,617           665,921                 98.42%
Gurnee Mills                      633,302           549,625                 86.79%
                         ---------------------------------------------------------
Total Mills                     2,535,170         2,331,834                 91.98%

Butterfield                        72,677            62,677                 86.24%
Coopers Crossing                   14,953            14,953                100.00%
Crosswinds                         23,298            20,617                 88.49%
Fashion Place                      74,692            53,800                 72.03%
Germantown                        130,341           114,553                 87.89%
Gwinnett                           97,172            88,532                 91.11%
Liberty Plaza                      38,545            16,319                 42.34%
Montgomery Village                 80,986            79,674                 98.38%
Mt. Prospect                      126,005           116,657                 92.58%
West Falls Church                  47,743            45,352                 94.99%
Western Hills                     134,980           127,610                 94.54%
                         ---------------------------------------------------------
                                  841,392           740,744                 88.04%

                         ---------------------------------------------------------
Total Wholly Owned              3,376,562         3,072,578                 91.00%
                         =========================================================

Joint Ventures:

Ontario Mills                     519,276           501,440                 96.57%
Grapevine Mills                   542,771           495,777                 91.34%
Arizona Mills                     533,162           484,259                 90.83%
                         ---------------------------------------------------------

Total Joint Ventures            1,595,209         1,481,476                 92.87%
                         =========================================================

Total Wholly Owned
  and Joint Venture             4,971,771         4,554,054                 91.60%
                         =========================================================


                                            TOTAL VACANT S.F.

                                                Vacancies
Project                         Anchor          Small Shop           Total
-------                         ------          ----------           -----

Potomac Mills                         32,530            32,540            65,070
Franklin Mills                             0            76,423            76,423
Sawgrass Mills                        48,152            10,696            58,848
Gurnee Mills                               0            83,677            83,677
                         --------------------------------------------------------
Total Mills                           80,682           203,336           284,018

Butterfield                                0            10,000            10,000
Coopers Crossing                           0                 0                 0
Crosswinds                                 0             2,681             2,681
Fashion Place                              0            20,892            20,892
Germantown                                 0            15,788            15,788
Gwinnett                                   0             8,640             8,640
Liberty Plaza                              0            22,226            22,226
Montgomery Village                         0             1,312             1,312
Mt. Prospect                               0             9,348             9,348
West Falls Church                          0             2,391             2,391
Western Hills                         29,605             7,370            36,975
                         --------------------------------------------------------
                                      29,605           100,648           130,253

                         --------------------------------------------------------
Total Wholly Owned                   110,287           303,984           414,271
                         ========================================================

Joint Ventures:

Ontario Mills                              0            17,836            17,836
Grapevine Mills                            0            46,994            46,994
Arizona Mills                              0            48,903            48,903
                         --------------------------------------------------------

Total Joint Ventures                       0           113,733           113,733
                         ========================================================

Total Wholly Owned
  and Joint Venture                  110,287           417,717           528,004
                         ========================================================



(1) Includes 962,163 square feet of GLA owned by certain tenant stores as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and Ontario Mills of 16,595 square feet are also included.

(2) Anchor stores include all stores occupying more than 20,000 square feet.

(3) GLA occupied is defined as follows: (i) all space leased and for which rent is being paid as of September 1, 1998, excluding tenants with leases that have a term of less than 1 year (ii) GLA owned by certain store tenants.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 1998 multiplied by 12.

                               No. of                  1998 (1)
                               Leases                 Annualized
                               Expiring     Sq Ft     Min. Rent         psf
                               --------     -----     ---------         ----
Potomac Mills:
    Anchors  (2)                     -             -  $         -      $     -
    Majors   (2)                     -             -            -            -
    Specialty                       15        41,232    1,251,007        30.34
    Food Court                       2         1,567       85,208        54.38
                               -----------------------------------------------
                                    17        42,799  $ 1,336,215      $ 31.22


Franklin Mills:
    Anchors  (2)                     -             -          $ -      $     -
    Majors   (2)                     -             -            -            -
    Specialty                        5        19,608      317,579        16.20
    Food Court                       -             -            -            -
                               -----------------------------------------------
                                     5        19,608  $   317,579      $ 16.20


Sawgrass Mills:
    Anchors  (2)                     -             -  $         -      $     -
    Majors   (2)                     -             -            -            -
    Specialty                        4        10,941      262,822        24.02
    Food Court                       -             -            -            -
                               -----------------------------------------------
                                     4        10,941  $   262,822      $ 24.02


Gurnee Mills:
    Anchors  (2)                     -             -  $         -      $     -
    Majors   (2)                     -             -            -            -
    Specialty                        3        11,194      135,970        12.15
    Food Court                       -             -            -            -
                               -----------------------------------------------
                                     3        11,194  $   135,970      $ 12.15


Total w/o Joint Ventures:
    Anchors  (2)                     -             -  $         -      $     -
    Majors   (2)                     -             -            -            -
    Specialty                       27        82,975    1,967,378        23.71
    Food Court                       2         1,567       85,208        54.38
                               ===============================================
                                    29        84,542  $ 2,052,586      $ 24.28
                               ===============================================

                                     No. of                     1999
                                     Leases                  Annualized
                                     Expiring    Sq Ft       Min. Rent       psf
                                     --------    -----       ---------       ----
Potomac Mills:
    Anchors  (2)                        -             -    $         -       $     -
    Majors   (2)                        1        42,212        316,590          7.50
    Specialty                          22        76,727      1,532,007         19.97
    Food Court                          -             -              -             -
                                ----------------------------------------------------
                                       23       118,939    $ 1,848,597       $ 15.54


Franklin Mills:
    Anchors  (2)                        1       100,200    $   547,725       $  5.47
    Majors   (2)                        1        40,232        370,134          9.20
    Specialty                          27        84,252      1,943,497         23.07
    Food Court                          7         5,602        306,600         54.73
                                ----------------------------------------------------
                                       36       230,286    $ 3,167,956       $ 13.76


Sawgrass Mills:
    Anchors  (2)                        -             -    $         -       $     -
    Majors   (2)                        -             -              -             -
    Specialty                           6         7,418        289,690         39.05
    Food Court                          2         1,206         80,500         66.75
                                ----------------------------------------------------
                                        8         8,624    $   370,190       $ 42.93


Gurnee Mills:
    Anchors  (2)                        -             -    $         -       $     -
    Majors   (2)                        -             -              -             -
    Specialty                          15        62,417      1,144,222         18.33
    Food Court                          -             -              -          -
                                ----------------------------------------------------
                                       15        62,417    $ 1,144,222       $ 18.33


Total w/o Joint Ventures:
    Anchors  (2)                        1       100,200    $   547,725       $  5.47
    Majors   (2)                        2        82,444        686,724          8.33
    Specialty                          70       230,814      4,909,416         21.27
    Food Court                          9         6,808        387,100         56.86
                                ====================================================
                                       82       420,266    $ 6,530,965       $ 15.54
                                ====================================================

                                      No. of                       2000
                                      Leases                    Annualized
                                      Expiring     Sq Ft         Min. Rent      psf
                                      --------     -----         ---------      ----
Potomac Mills:
    Anchors  (2)                         -             -      $         -      $     -
    Majors   (2)                         1        41,321          309,908         7.50
    Specialty                           30        79,446        2,020,063        25.43
    Food Court                           3         2,331          154,992        66.49
                                ------------------------------------------------------
                                        34       123,098      $ 2,484,963      $ 20.19


Franklin Mills:
    Anchors  (2)                         1        60,115      $   390,747      $  6.50
    Majors   (2)                         1        32,637          297,256         9.11
    Specialty                           24        91,218        1,924,633        21.10
    Food Court                           -             -                -         -
                                ------------------------------------------------------
                                        26       183,970      $ 2,612,636      $ 14.20


Sawgrass Mills:
    Anchors  (2)                         1        78,619      $   255,512      $  3.25
    Majors   (2)                         2        67,851          752,366        11.09
    Specialty                           63       208,506        4,913,084        23.56
    Food Court                          21        17,595          989,719        56.25
                                ------------------------------------------------------
                                        87       372,571      $ 6,910,681      $ 18.55


Gurnee Mills:
    Anchors  (2)                         -             -      $         -      $     -
    Majors   (2)                         -             -                -            -
    Specialty                           19        57,696        1,062,877        18.42
    Food Court                           1           657           22,995        35.00
                                ------------------------------------------------------
                                        20        58,353      $ 1,085,872      $ 18.61


Total w/o Joint Ventures:
    Anchors  (2)                         2       138,734      $   646,259      $  4.66
    Majors   (2)                         4       141,809        1,359,530         9.59
    Specialty                          136       436,866        9,920,657        22.71
    Food Court                          25        20,583        1,167,706        56.73
                                ======================================================
                                       167       737,992      $13,094,152      $ 17.74
                                ======================================================


                                       No. of                   After 2000
                                       Leases                   Annualized
                                       Expiring      Sq Ft       Min. Rent       psf
                                       --------      -----       ---------       ----
Potomac Mills:
    Anchors  (2)                          5         530,633    $  3,040,838      $  5.73
    Majors   (2)                          9         282,314       2,639,360         9.35
    Specialty                           111         387,730       9,104,661        23.48
    Food Court                            9           6,287         394,907        62.81
                                --------------------------------------------------------
                                        134       1,206,964    $ 15,179,766      $ 12.58


Franklin Mills:
    Anchors  (2)                          3         268,619    $  1,838,124      $  6.84
    Majors   (2)                          8         259,691       2,416,637         9.31
    Specialty                            89         315,552       6,414,303        20.33
    Food Court                            7           4,736         171,976        36.31
                                --------------------------------------------------------
                                        107         848,598    $ 10,841,040      $ 12.78


Sawgrass Mills:
    Anchors  (2)                          7         553,861    $  3,765,905      $  6.80
    Majors   (2)                          6         171,648       2,036,199        11.86
    Specialty                           122         411,483      10,592,905        25.74
    Food Court                            8           8,772         351,483        40.07
                                --------------------------------------------------------
                                        143       1,145,764    $ 16,746,492      $ 1462


Gurnee Mills:
    Anchors  (2)                          6         534,985    $  2,792,255      $  5.22
    Majors   (2)                          7         234,885       2,309,194         9.83
    Specialty                           115         398,999       7,965,526        19.96
    Food Court                           27          18,662       1,009,139        54.07
                                --------------------------------------------------------
                                        155       1,187,531    $ 14,076,114      $ 11.85


Total w/o Joint Ventures:
    Anchors  (2)                         21       1,888,098    $ 11,437,122       $ 6.06
    Majors   (2)                         30         948,538       9,401,390         9.91
    Specialty                           437       1,513,764      34,077,395        22.51
    Food Court                           51          38,457       1,927,505        50.12
                                ========================================================
                                        539       4,388,857    $ 56,843,412      $ 12.95
                                ========================================================


                                    No. of                        Total
                                    Leases                     Annualized
                                    Expiring       Sq Ft        Min. Rent      psf
                                    --------       -----        ---------      ---
Potomac Mills:
    Anchors  (2)                       5          530,633    $  3,040,838     $  5.73
    Majors   (2)                      11          365,847       3,265,858        8.93
    Specialty                        178          585,135      13,907,738       23.77
    Food Court                        14           10,185         635,107       62.36
                                -----------------------------------------------------
                                     208        1,491,800    $ 20,849,541     $ 13.98


Franklin Mills:
    Anchors  (2)                       5          428,934    $  2,776,596     $  6.47
    Majors   (2)                      10          332,560       3,084,027        9.27
    Specialty                        145          510,630      10,600,012       20.76
    Food Court                        14           10,338         478,576       46.29
                                -----------------------------------------------------
                                     174        1,282,462    $ 16,939,211     $ 13.21


Sawgrass Mills:
    Anchors  (2)                       8          632,480    $  4,021,417     $  6.36
    Majors   (2)                       8          239,499       2,788,565       11.64
    Specialty                        195          638,348      16,058,501       25.16
    Food Court                        31           27,573       1,421,702       51.56
                                -----------------------------------------------------
                                     242        1,537,900    $ 24,290,185     $ 15.79


Gurnee Mills:
    Anchors  (2)                       6          534,985    $  2,792,255     $  5.22
    Majors   (2)                       7          234,885       2,309,194        9.83
    Specialty                        152          530,306      10,308,595       19.44
    Food Court                        28           19,319       1,032,134       53.43
                                -----------------------------------------------------
                                     193        1,319,495    $ 16,442,178     $ 12.46


Total w/o Joint Ventures:
    Anchors  (2)                      24        2,127,032    $ 12,631,106     $  5.94
    Majors   (2)                      36        1,172,791      11,447,644        9.76
    Specialty                        670        2,264,419      50,874,846       22.47
    Food Court                        87           67,415       3,567,519       52.92
                                =====================================================
                                     817        5,631,657    $ 78,521,115     $ 13.94
                                =====================================================


(1) The 1998 amounts represent the total square footage and total annualized minimum rent that will expire during the last three months of 1998.

(2) For purposes of this schedule, anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 1998 multiplied by 12.


                               No. of                1998 (1)                     No. of                  1999
                               Leases               Annualized                    Leases               Annualized
                              Expiring   Sq Ft       Min. Rent       psf         Expiring   Sq Ft      Min. Rent       psf
                              --------   -----       ---------       ---         --------   -----      ---------       ---
Ontario Mills:
  Anchors    (2)                    -           -    $         -   $     -             -           -   $         -   $     -
  Majors     (2)                    -           -              -         -             -           -             -         -
  Specialty                         1       2,739         96,000     35.05             5       9,433       253,848     26.91
  Food Court                        -           -              -         -             -           -             -         -
                              ---------------------------------------------      --------------------------------------------
                                    1       2,739    $    96,000   $ 35.05             5       9,433   $   253,848   $ 26.91


Arizona Mills:
  Anchors    (2)                    -           -    $         -   $     -             -           -   $         -   $     -
  Majors     (2)                    -           -              -         -             -           -             -         -
  Specialty                         -           -              -         -             -           -             -         -
  Food Court                        -           -              -         -             -           -             -         -
                              ---------------------------------------------      --------------------------------------------
                                    -           -    $         -   $     -             -           -   $         -         -


Grapevine Mills:
  Anchors    (2)                    -           -    $         -   $     -             -           -   $         -   $     -
  Majors     (2)                    -           -              -         -             -           -             -         -
  Specialty                         2       2,836         81,058     28.58             2       7,979       202,672     25.40
  Food Court                        -           -              -         -             -           -             -         -
                              ---------------------------------------------      --------------------------------------------
                                    2       2,836    $    81,058   $ 28.58             2       7,979   $   202,672   $ 25.40


Total with Joint Ventures:
  Anchors    (2)                    -           -    $         -   $     -             1     100,200   $   547,725   $  5.47
  Majors     (2)                    -           -              -         -             2      82,444       686,724      8.33
  Specialty                        30      88,550      2,144,436     24.22            77     248,226     5,365,936     21.62
  Food Court                        2       1,567         85,208     54.38             9       6,808       387,100     56.86
                              ---------------------------------------------      --------------------------------------------
                                   32      90,117    $ 2,229,644   $ 24.74            89     437,678   $ 6,987,485   $ 15.96
                              =============================================      ============================================


Community Centers:
  Anchors    (2)                    1      56,949       $194,300   $  3.41             -           -   $         -   $     -
  Majors     (2)                    -           -              -         -             -           -             -         -
  Specialty                         9      20,534        266,552     12.98            27      76,534     1,107,010     14.46
  Food Court                        -           -              -         -             -           -             -         -
                              ---------------------------------------------      --------------------------------------------
                                   10      77,483       $460,852   $  5.95            27      76,534   $ 1,107,010   $ 14.46
                              =============================================      ============================================


                             No. of                  2000                      No. of                   After 2000
                             Leases               Annualized                   Leases                   Annualized
                            Expiring   Sq Ft      Min. Rent       psf         Expiring     Sq Ft        Min. Rent         psf
                            --------   -----      ---------       ---         --------     -----        ---------         ---
Ontario Mills:
  Anchors    (2)                  -          -    $          -   $     -             4      286,023     $   1,883,132    $  6.58
  Majors     (2)                  -          -               -         -            13      413,086         5,137,114      12.44
  Specialty                       6     13,267         332,266     25.04           132      447,676        10,154,927      22.68
  Food Court                      -          -               -         -             3       11,730           594,165      50.65
                            ---------------------------------------------     ---------------------------------------------------
                                  6     13,267    $    332,266   $ 25.04           152    1,158,515     $  17,769,338    $ 15.34

Arizona Mills:
  Anchors    (2)                  -          -    $          -   $     -             5      382,513     $   3,144,419    $  8.22
  Majors     (2)                  -          -               -         -            10      293,224         4,160,598      14.19
  Specialty                       9     26,473         698,472     26.38           124      443,862        10,028,251      22.59
  Food Court                      -          -               -         -             1       13,924           832,502      59.79
                            ---------------------------------------------     ---------------------------------------------------
                                  9     26,473    $    698,472   $ 26.38           140    1,133,523     $  18,165,770    $ 16.03

Grapevine Mills:
  Anchors    (2)                  -          -    $          -   $     -             3      315,042     $   3,638,512    $ 11.55
  Majors     (2)                  -          -               -         -            13      382,968         5,243,894      13.69
  Specialty                       9     17,277         473,076     27.38           138      456,153        10,352,701      22.70
  Food Court                      -          -               -         -             1       11,532           691,920      60.00
                            ---------------------------------------------     ---------------------------------------------------
                                  9     17,277    $    473,076   $ 27.38           155    1,165,695     $  19,927,027    $ 17.09

Total with Joint Ventures:
  Anchors    (2)                  2    138,734    $    646,259   $  4.66            33    2,871,676     $  20,103,185    $  7.00
  Majors     (2)                  4    141,809       1,359,530      9.59            66    2,037,816        23,942,996      11.75
  Specialty                     160    493,883      11,424,471     23.13           831    2,861,455        64,613,274      22.58
  Food Court                     25     20,583       1,167,706     56.73            56       75,643         4,046,092      53.49
                            ---------------------------------------------     ---------------------------------------------------
                                191    795,009    $ 14,597,966   $ 18.36           986    7,846,590     $ 112,705,547    $ 14.36
                            =============================================     ===================================================

Community Centers:
  Anchors    (2)                  -          -    $          -   $     -             8      650,811     $   4,211,709    $  6.47
  Majors     (2)                  1     21,007         273,091     13.00            18      581,967         4,066,567       6.99
  Specialty                      25    105,323       1,146,687     10.89           137      560,989         7,321,594      13.05
  Food Court                      -          -               -         -             -            -                 -          -
                            ---------------------------------------------     ---------------------------------------------------
                                 26    126,330    $  1,419,778   $ 11.24           163    1,793,767     $  15,599,870    $  8.70
                            =============================================     ===================================================



                                    No. of                     Total
                                    Leases                  Annualized
                                   Expiring    Sq Ft         Min. Rent        psf
                                   --------    -----        ----------        ---
Ontario Mills:
  Anchors    (2)                         4       286,023    $   1,883,132   $  6.58
  Majors     (2)                        13       413,086        5,137,114     12.44
  Specialty                            144       473,115       10,837,041     22.91
  Food Court                             3        11,730          594,165     50.65
                                   -------------------------------------------------
                                       164     1,183,954    $  18,451,452   $ 15.58

Arizona Mills:
  Anchors    (2)                         5       382,513    $   3,144,419   $  8.22
  Majors     (2)                        10       293,224        4,160,598     14.19
  Specialty                            133       470,335       10,726,723     22.81
  Food Court                             1        13,924          832,502     59.79
                                   -------------------------------------------------
                                       149     1,159,996    $  18,864,242   $ 16.26

Grapevine Mills:
  Anchors    (2)                         3       315,042    $   3,638,512   $ 11.55
  Majors     (2)                        13       382,968        5,243,894     13.69
  Specialty                            151       484,245       11,109,507     22.94
  Food Court                             1        11,532          691,920     60.00
                                   -------------------------------------------------
                                       168     1,193,787    $  20,683,833   $ 17.33

Total with Joint Ventures:
  Anchors    (2)                        36     3,110,610    $  21,297,169   $  6.85
  Majors     (2)                        72     2,262,069       25,989,250     11.49
  Specialty                          1,098     3,692,114       83,548,117     22.63
  Food Court                            92       104,601        5,686,106     54.36
                                   -------------------------------------------------
                                     1,298     9,169,394    $ 136,520,642   $ 14.89
                                   =================================================

Community Centers:
  Anchors    (2)                         9       707,760    $   4,406,009   $  6.23
  Majors     (2)                        19       602,974        4,339,658      7.20
  Specialty                            198       763,380        9,841,843     12.89
  Food Court                             -             -                -         -
                                   -------------------------------------------------
                                       226     2,074,114    $  18,587,510   $  8.96
                                   =================================================

(1) The 1998 amounts represent the total square footage and total annualized minimum rent that will expire during the last three months of 1998.

(2) For purposes of this schedule, anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                             THE MILLS CORPORATION
                                  RENTAL RATES


The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the nine months ended September 30, 1998.


                                                         Anchor Stores
                      ---------------------------------------------------------------------------------
                             Store Openings               Store Closings              Releasing
                              During Year                  During Year                Spread (1)
                      --------------------------    ------------------------    -----------------------
                        Average                       Average
                       Base Rent        Total        Base Rent       Total
                       Per Sq. Ft.     Sq. Ft.       Per Sq. Ft.    Sq. Ft.
                      ------------    ----------    ------------  ----------
Potomac Mills          $   14.00         27,068      $  10.00        32,530      $  4.00        40.00%
Franklin Mills                 -              -             -             -            -             -
Gurnee Mills                   -              -             -             -            -             -
Sawgrass Mills             15.00         28,152         15.00        28,152            -             -
                      ------------    ----------    ------------  ----------    ---------      --------

Total Mills            $   14.51         55,220        $12.32        60,682      $  2.19        17.78%
                      ============    ==========    ============  ==========    =========      ========

Ontario Mills          $       -              -      $      -             -            -             -
Grapevine Mills                -              -             -             -            -             -
Arizona Mills                  -              -             -             -            -             -
                      ------------    ----------    ------------  ----------    ---------      --------

Total Joint Ventures   $       -              -      $      -             -          N/A             -
                      ============    ==========    ============  ==========    =========      ========

Community Centers      $    6.65        168,584      $      -             -          N/A           N/A
                      ============    ==========    ============  ==========    =========      ========

                                                          Specialty Stores
                         ---------------------------------------------------------------------------------
                               Store Openings             Store Closings                 Releasing
                                During Year                 During Year                  Spread (1)
                         -------------------------   -------------------------    ------------------------
                           Average                     Average
                          Base Rent        Total      Base Rent        Total
                          Per Sq. Ft.     Sq. Ft.     Per Sq. Ft.     Sq. Ft.
                         ------------    ---------   ------------    ---------
Potomac Mills              $   25.28       51,374      $  28.39        45,410      $  (3.11)      -10.95%
Franklin Mills                 18.87      111,391         17.33       102,492          1.54         8.88%
Gurnee Mills                   24.61       50,236         18.15        81,700          6.46        35.61%
Sawgrass Mills                 30.90       31,443         26.81        35,445          4.09        15.27%
                         ------------    ---------   ------------    ---------    ----------     ---------

Total Mills                $   22.94      244,444      $  20.75       265,047      $   2.19        10.55%
                         ============    =========   ============    =========    ==========     =========

Ontario Mills              $   26.57       30,573      $  27.76        24,642      $  (1.19)       -4.29%
Grapevine Mills                22.50       11,651         23.79        20,357         (1.29)       -5.41%
Arizona Mills                      -            -         28.11        10,679           N/A          N/A
                         ------------    ---------   ------------    ---------    ----------     ---------

Total Joint Ventures       $   25.45       42,224      $  26.38        55,678      $  (0.93)       -3.52%
                         ============    =========   ============    =========    ==========     =========

Community Centers          $   14.91       55,276      $  16.20        26,927      $  (1.29)       -7.96%
                         ============    =========   ============    =========    ==========     =========



(1) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the nine months ended September 30, 1998. Openings and closings include renewals but exclude exercised options. The Releasing Spreads above are based on activity for the 9 months ended September 30, 1998.
(2) The average base rent per square foot for store openings excludes initial lease up.

                             THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                            AS OF SEPTEMBER 30, 1998



                                    Principal
                                     Balance                                Annual Interest              Maturity
                                     (000's)                Term                    Rate                    Date
                                     -------                ----                    ----                    ----
Potomac Mills/Gurnee Mills:
      Tranche A                       $206,816      Fixed                               6.905%           12/17/26 (1)
      Tranche B                         27,000      Fixed                               7.021%           12/17/26 (1)
      Tranche C                         15,000      Fixed                               7.235%           12/17/26 (1)
      Tranche D                         30,000      Fixed                               7.701%           12/17/26 (1)
Franklin Mills and Liberty Plaza       141,594      Fixed                               7.667%           06/01/27 (3)
Sawgrass Mills:
      Tranche A                        115,000      Fixed                               6.450%           01/18/01
      Tranche B                         10,000      Variable with cap         85 bp over Libor (6)       01/18/01
      Tranche C                         20,000      Variable with cap        230 bp over Libor (6)       01/18/01
Sawgrass Mills - Phase II               18,000      Fixed                               6.970%           01/18/01
Western Hills                           14,949      Fixed                               7.675%           01/01/99   (9)
Nine Community Centers                  67,510      Fixed                               7.160%           01/31/01
Corporate Misc                             844      Fixed                               8.250%           10/31/00
Corporate Misc                           2,400      Fixed                               6.150%           07/15/99
Corporate Line of Credit                68,000      Variable                 140 bp over Libor           04/01/00
Corporate Misc                          15,000      Variable                 125 bp over Libor           01/18/99  (17)
Sawgrass Residual                        4,700      Variable                 165 bp over Libor           01/18/01
                                    ----------
    Total                             $756,813
                                    ==========


                                       Annual           Earliest day         Recourse to
                                      Interest          at which debt         Company or
                                       (000's)          can be repaid        Op. Ptnrshp
                                       -------          -------------        -----------
Potomac Mills/Gurnee Mills:
      Tranche A                         $14,280                   (2)             0%
      Tranche B                           1,896                   (2)             0%
      Tranche C                           1,085                   (2)             0%
      Tranche D                           2,310                   (2)             0%
Franklin Mills and Liberty Plaza         10,856                   (4)             0%
Sawgrass Mills:
      Tranche A                           7,418                   (5)             0%
      Tranche B                             616 (7)               (5)             0%
      Tranche C                           1,523 (7)               (5)             0%
Sawgrass Mills - Phase II                 1,255                   (8)             0%    (16)
Western Hills                             1,147                  (10)             0%
Nine Community Centers                    4,834                  (11)             0%
Corporate Misc                               70                  (13)             0%
Corporate Misc                              148                  (13)             0%
Corporate Line of Credit                  4,565             (8), (12)            100%
Corporate Misc                              984                  (15)            100%
Sawgrass Residual                           345                  (14)             0%
                                     ----------
    Total                               $53,332
                                     ==========



(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.
(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.
(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.
(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral
     (which may include government or agency securities that have the full faith and credit of the United States government).
(5) Optional payments of principal on Tranche A of this indebtedness are not permitted prior to June 20, 2000 other than in connection to with certain casualty or condemnation events occurring with respect to Sawgrass Mills. On and after such date, Tranche A may be prepaid in full, but not in part, without any prepayment penalty. Optional prepayments of Tranches B and C of the indebtedness may be made, in whole or in part, at any time without any prepayment penalty, but only if payments of interest are current with respect each outstanding
     Tranche and an event of default is not then continuing.
(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.
(7) Calculated using 30-day LIBOR at 5.3125%, which was the rate at September 30, 1998.
(8)  Prepayable, in whole or in part, at any time without prepayment penalty.
(9) In December, 1998 the Company received an 3 month extension on this loan. The maturity date is now April 1, 1999.
(10) This indebtedness may be prepaid, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment is 1.5% of the outstanding principal. During the last three months of its term, the indebtedness may be prepaid without penalty.
(11) Prepayable, in whole or in part, at any time, upon 60 days prior notice to the lender. The Company is required to pay a prepayment penalty, which would equal to the greater of (i) 1% of the principal balance, or (ii) a yield preservation payment.
(12) The total commitment under the Line of Credit is $100,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 100 bp to 165 bp over Libor subject to certain leverage tests (Libor + 140 bp at 9/30/98). The line of credit matures April 1, 2000 with a one-year option to extend.
(13) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.
(14) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.
(15) Prepayable, in whole or in part, at any time, upon 5 days prior notice to lender without prepayment penalty.
(16) Principal is guaranteed by the Company if the Phase II project fails to achieve a DSC ratio of 1.35 and a debt yield of 12.5%. As of September 30, 1998, the guaranteed amount was 0%.
(17) The Company has two one-year options on this loan. In November, 1998 the Company requested and received a one-year extension.

                             THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             (Dollars in thousands)
                            AS OF SEPTEMBER 30, 1998



                       Principal
                        Balance        Total                         Annual Interest            Maturity
                        (000's)      Commitment         Term               Rate                   Date
                        -------      ----------         ----               ----                   ----

Arizona Mills            $140,002     $145,000        Variable     130 bp over Libor  (4),(5)     2/1/02
Grapevine Mills           155,000      155,000        Fixed        6.465%                         9/1/32(9)
Ontario Mills             120,000      120,000        Fixed        7.277%             (6)         2/6/02
City Block at Orange       51,629      136,000        Variable     165 bp over Libor  (7)        1/22/02
Sawgrass Phase III          1,633       44,000        Variable     165 bp over Libor  (8)        1/18/01
                         --------     --------
    Total                $468,264     $600,000 (15)
                         ========     ========

                         Annual        Earliest day    Recourse to
                        Interest      at which debt    Company or
                        (000's)       can be repaid    Op. Ptnrshp
                        -------       -------------    -----------

Arizona Mills             9,258            (1)            9.2%   (11)
Grapevine Mills          10,021            (2)            3.2%   (12)
Ontario Mills             8,732         (3), (10)         0.0%
City Block at Orange      3,595 (4)        (3)           100.0%  (13)
Sawgrass Phase III          114 (4)        (1)           100.0%  (14)
                        -------
    Total               $31,720
                        =======

(1) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.

(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3) The Company shall have the right to make prepayments of the Loan, without penalty.

(4) Calculated using 30-day LIBOR at 5.3125%, which was the rate at September 30, 1998.

(5) The Applicable Margin may be reduced to 115 basis points if the Company receives a "private letter bank loan rating equal to or better than "A-".

(6) Ontario Mills purchased a SWAP agreement which effectively fixes the interest rate at a weighted average of 7.277%. The SWAP fixes the interest rates in the following manner - 7.21% on the first $70 million and 7.37% on the remaining $50 million. The SWAP agreement matures simultaneously with the debt on 2/6/02. Upon early termination of the SWAP agreement, Ontario Mills shall pay or receive commercially reasonable breakage costs.

(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred,
       (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors, (iv) the DSC Ratio for any Calculation Period is equal to or greater than 1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

(8) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.

(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(10) On November 2, 1998, the loan was repaid in full with the proceeds of a new $145,000 non-recourse permanent loan. The new loan has a ten year term with a fixed interest rate of 6.75%

(11) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of September 30, 1998, the Company's share of the Guaranteed Amount was reduced from 36.8% to 9.2% according to the above formula.

(12) The Company and Simon Property (Texas) Group, L.P. have each guaranteed $5,000 on this loan (3.2%). The guarantee terminates when the debt service coverage for any twelve consecutive months is equal to or exceeds
       1.5 to 1.0.

(13) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%; (iii) upon achieving a DSC Ratio of 1.25 the Guaranteed Amount will reduce to 25%; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%.

(14) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%.

(15) On December 2, 1998, the Company and Simon Property Group, L.P. entered into a construction loan commitment in the amount of $199,000 for Concord Mills. This loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements; (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition.

                              THE MILLS CORPORATION
                                   GROSS SALES
                            AS OF SEPTEMBER 30, 1998


                               Twelve Months ended September 30, 1998               Twelve Months ended September 30, 1997
                         -------------------------------------------------  -----------------------------------------------------
                         Sq Ft                   Sales               psf           Sq Ft                Sales               psf
                         -----                   -----               ---           -----                -----               ---
Potomac Mills:
     Anchor/Majors         899,424             $ 186,521,953        $ 207          963,272            $ 187,185,990        $ 194
     Specialty             571,082               185,932,544          326          572,960              174,570,350          305
     Temporary/Kiosk             -                 6,985,853            -                -                2,730,714            -
                        --------------------------------------------------  -----------------------------------------------------
                         1,470,506             $ 379,440,350        $ 258        1,536,232            $ 364,487,054        $ 237

Franklin Mills:
     Anchor/Majors         976,512             $ 163,371,002        $ 167          889,033            $ 164,123,740        $ 185
     Specialty             503,938               147,931,968          294          492,636              138,991,640          282
     Temporary/Kiosk             -                 4,279,323            -                -                5,767,447            -
                        --------------------------------------------------  -----------------------------------------------------
                         1,480,450             $ 315,582,293        $ 213        1,381,669            $ 308,882,827        $ 224

Sawgrass Mills:
     Anchor/Majors       1,171,647             $ 356,448,960        $ 304        1,172,066            $ 364,381,272        $ 311
     Specialty             666,950               301,898,936          453          651,815              286,943,557          440
     Temporary/Kiosk             -                12,947,770            -                -               12,306,568            -
                        --------------------------------------------------  -----------------------------------------------------
                         1,838,597             $ 671,295,666        $ 365        1,823,881            $ 663,631,397        $ 364

Gurnee Mills:
     Anchor/Majors         811,690             $ 134,915,392        $ 166          658,445             $ 99,217,050        $ 151
     Specialty             571,208               158,379,065          277          556,347              145,784,363          262
     Temporary/Kiosk             -                 7,491,381            -                -                8,132,465            -
                        --------------------------------------------------  -----------------------------------------------------
                         1,382,898             $ 300,785,838        $ 218        1,214,792            $ 253,133,878        $ 208

Ontario Mills:
     Anchor/Majors         825,593             $ 136,743,331        $ 166          N/A (3)                N/A (3)        N/A (3)
     Specialty             476,471               164,766,035          346          N/A (3)                N/A (3)        N/A (3)
     Temporary/Kiosk             -                 7,553,640            -          N/A (3)                N/A (3)        N/A (3)
                        --------------------------------------------------  -----------------------------------------------------
                         1,302,064             $ 309,063,006        $ 237          N/A (3)                N/A (3)        N/A (3)

Total Mills
     Anchor/Majors       4,684,866             $ 978,000,638        $ 209        3,682,816            $ 814,908,052        $ 221
     Specialty           2,789,649               958,908,548          344        2,273,758              746,289,910          328
     Temporary Kiosk             -                39,257,967            -                -               28,937,194            -
                        --------------------------------------------------  -----------------------------------------------------
                         7,474,515           $ 1,976,167,153        $ 264        5,956,574          $ 1,590,135,156        $ 267
                        ==================================================  =====================================================

                                     Twelve Months ended December 31, 1997
                                 --------------------------------------------
                                    Sq Ft              Sales            psf
                                    -----              -----            ---
Potomac Mills:
     Anchor/Majors                  910,288         $ 184,834,466      $ 203
     Specialty                      566,004           179,387,582        317
     Temporary/Kiosk                      -             4,490,966          -
                                 --------------------------------------------
                                  1,476,292         $ 368,713,014      $ 250

Franklin Mills:
     Anchor/Majors                  904,677         $ 163,692,900      $ 181
     Specialty                      487,463           142,341,207        292
     Temporary/Kiosk                      -             6,388,496          -
                                 --------------------------------------------
                                  1,392,140         $ 312,422,603      $ 224

Sawgrass Mills:
     Anchor/Majors                1,173,109         $ 365,821,871      $ 312
     Specialty                      655,233           295,180,646        450
     Temporary/Kiosk                      -            13,962,865          -
                                 --------------------------------------------
                                  1,828,342         $ 674,965,382      $ 369

Gurnee Mills:
     Anchor/Majors                  681,640         $ 103,395,397      $ 152
     Specialty                      561,633           150,055,052        267
     Temporary/Kiosk                      -             8,860,293          -
                                 --------------------------------------------
                                  1,243,273         $ 262,310,742      $ 211

Ontario Mills:
     Anchor/Majors                  768,629         $ 133,724,268      $ 174
     Specialty                      454,598           159,284,318        350
     Temporary/Kiosk                      -             6,866,186          -
                                 --------------------------------------------
                                  1,223,227         $ 299,874,772      $ 245

Total Mills
     Anchor/Majors                4,438,343         $ 951,468,902      $ 214
     Specialty                    2,724,931           926,248,805        340
     Temporary Kiosk                      -            40,568,806          -
                                 --------------------------------------------
                                  7,163,274       $ 1,918,286,513      $ 268
                                 ============================================


(1) Grapevine Mills and Arizona Mills are excluded from this analysis since they did not open until October 1997 and November 1997, respectively and do not have 12 months of sales data for comparison.

(2) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

(3) Sales data for Ontario Mills for the Twelve Months ended September 30, 1997 is not available as Ontario Mills did not open until November 1996.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES




EXISTING MILLS AND EXISTING COMMUNITY CENTERS COMBINED (9)

                                                Nine Months Ended
                                                September 30, 1998        1997                1996
                                                ------------------        ----                ----


RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                 $ 604,126           $ 435,742           $ 328,974

Per Square Foot (2)                                        0.05                0.05                0.04


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                               $ 2,589,439         $ 5,143,206         $ 4,228,743

Per Square Foot Improved (4)                               6.99               11.90               12.71
Per Square Foot (2)                                        0.22                0.62                0.52

TOTAL RECURRING COSTS

Costs                                               $ 3,193,565         $ 5,579,948         $ 4,557,717
Per Square Foot (2)                                        0.27                0.67                0.56


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                               $ 5,538,054 (7)    $ 41,571,485 (7)     $ 8,079,220

Per Square Foot Improved (5)                              26.62               76.69               44.93
Per Square Foot (2)                                        0.46                5.03                0.99


WORK IN PROCESS (6)

Cummulative Costs                                  $ 10,239,280         $ 4,703,992                   -

Cummulative Per Square Foot Improved (8)                  45.63               14.59                   -


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties.

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Phase III.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES



EXISTING MILLS (9)

                                                Nine Months Ended
                                                September 30, 1998        1997                1996
                                                ------------------        ----                ----


RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                 $ 502,106           $ 388,003           $ 246,522

Per Square Foot (2)                                        0.05                0.06                0.04


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                               $ 1,649,731         $ 4,518,073         $ 3,549,312 (4)

Per Square Foot Improved (4)                               8.27               13.35               12.94
Per Square Foot (2)                                        0.17                0.75                0.60

TOTAL RECURRING COSTS

Costs                                               $ 2,151,837         $ 4,906,076         $ 3,795,834
Per Square Foot (2)                                        0.22                0.81                0.64


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                               $ 5,027,032 (7)    $ 41,010,815 (7)     $ 7,746,906

Per Square Foot Improved (5)                              36.93               78.37               50.00
Per Square Foot (2)                                        0.52                6.77                1.30


WORK IN PROCESS (6)

Cummulative Costs                                   $ 9,056,062         $ 3,989,739                   -

Cummulative Per Square Foot Improved (8)                  51.82               31.27                   -

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties.

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES


COMMUNITY CENTERS

                                                Nine Months Ended
                                                September 30, 1998        1997                1996
                                                ------------------        ----                ----


RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                 $ 102,020            $ 47,739            $ 82,452

Per Square Foot (2)                                        0.05                0.02                0.04


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                 $ 939,708           $ 625,133           $ 679,431

Per Square Foot Improved (4)                               5.50                6.68                15.06
Per Square Foot (1)                                        0.43                0.28                 0.31

TOTAL RECURRING COSTS

Costs                                               $ 1,041,728           $ 672,872           $ 761,883
Per Square Foot (2)                                        0.47                0.31                0.35


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                 $ 511,023           $ 560,670           $ 332,314

Per Square Foot Improved (5)                               7.10               13.73               13.35
Per Square Foot (2)                                        0.23                0.25                0.15

WORK IN PROCESS (6)

Cummulative Costs                                   $ 1,183,218           $ 714,253                   -

Cummulative Per Square Foot Improved (7)                  23.84                3.66                   -


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain tenants) of the Community Centers.

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Calculated as Work In Process divided by GLA of all space with work in process.